UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    February 18, 2016

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements

On February 18, 2016, the Compensation Committee of the Board of Directors of Oceaneering International, Inc. (the "Compensation Committee") granted awards of restricted stock units and performance units under Oceaneering's Amended and Restated 2010 Incentive Plan (the "Incentive Plan") to various employees, including each of Oceaneering's executive officers, other than Mr. Kevin F. Kerins, due to his change in role in 2016. In 2015, Mr. Kerins served as our Senior Vice President, Remotely Operated Vehicles.

The following table sets forth the number of performance units and restricted stock units awarded to Oceaneering's Chief Executive Officer ("CEO"), and each of the below-indicated executive officers of Oceaneering listed in the "Summary Compensation Table" in Oceaneering's proxy statement for its 2015 annual meeting of shareholders (the "2015 Proxy Statement") as a named executive officer (the "Named Executive Officers"), as well as to Mr. Clyde W. Hewlett, who is expected to be listed as a named executive officer in Oceaneering's proxy statement for its 2016 annual meeting of shareholders.

Name and Position	Number of Performance Units (1)	Number of Restricted Stock Units (2)
M. Kevin McEvoy	30,000	71,055
CEO
Roderick A. Larson	9,100	22,124
President
Clyde W. Hewlett	6,775	16,593
Chief Operating Officer
W. Cardon Gerner	2,500	5,531
Senior Vice President and Chief Accounting Officer
Marvin J. Migura	1,600	4,056
Senior Vice President
Kevin F. Kerins	—	—
Senior Vice President, Underwater Vehicle Technologies

(1)
The performance units are scheduled to vest in full on the third anniversary of the award date, subject to: (a) earlier vesting on an employee’s attainment of retirement age or the termination or constructive termination of an employee’s employment in connection with a change of control or due to death or disability, resulting in vesting on a pro-rata basis over three years for each of Messrs. McEvoy, Migura and Hewlett (as a result of having attained retirement age); and (b) such other terms as are set forth in the applicable award agreement. The number of performance units shown represents units with an initial notional value of $100 and is not equivalent to a number of shares of Oceaneering common stock. The Compensation Committee has approved specific financial goals and performance measures based on cumulative cash flow from operations and a comparison of return on invested capital and cost of capital for the three-year period from January 1, 2016 through December 31, 2018, to be used as the basis for the final value of the performance units under the Incentive Plan. The final value of each performance unit may range from $0 to $150. Upon settlement, the value of the performance units will be payable in cash.

(2)
Restricted stock units are scheduled to vest in full on the third anniversary of the award date, subject to: (a) earlier vesting on an employee’s attainment of retirement age or the termination or constructive termination of an employee’s employment in connection with a change of control or due to death or disability, resulting in vesting on a pro-rata basis over three years for each of Messrs. McEvoy, Migura and Hewlett (as a result of having attained retirement age); and (b) such other terms as are set forth in the applicable award agreement. Each restricted stock unit represents the equivalent of one share of Oceaneering common stock. Settlement of the restricted stock units will be made in shares of Oceaneering common stock.

In addition as of February 18, 2016, the Board of Directors of Oceaneering (the "Board") granted: (a) awards of 4,000 shares of restricted stock under the Incentive Plan to each of the following nonemployee directors of the Company: T. Jay Collins; D. Michael Hughes; Paul B. Murphy, Jr.; Harris J. Pappas; and Steven A. Webster; and (b) an award of 10,000 shares of restricted stock under the Incentive Plan to John R. Huff, Chairman of the Board. The restricted stock awards are scheduled to vest in full on the first anniversary of the award date, provided that all such awards are subject to: (i) earlier vesting on a change of control or the termination of the director's service due to death; and (ii) such other terms as are set forth in the award agreements.

The Compensation Committee approved the grant of an aggregate of 529,891 restricted stock units and 143,185 performance units, and the Board approved the grant of an aggregate of 30,000 shares of restricted stock, including the awards referenced in the table and the discussion above. Those awards were made to a total of 390 Incentive Plan participants.

In addition, the Compensation Committee approved: (1) the form of 2016 Restricted Stock Unit Agreement that will govern the terms and conditions of restricted stock unit awards made to Oceaneering's executive officers and other employees; and (2) the form of 2016 Performance Unit Agreement and 2016 Performance Award: Goals and Measures that will govern the terms and conditions of performance unit awards made to Oceaneering's executive officers and other employees. The Board approved the form of 2016 Nonemployee Director Restricted Stock Agreement that will govern the terms and conditions of restricted stock awards made to our nonemployee directors. Mr. Huff will not receive any retainers or meeting fees applicable to nonemployee directors in 2016.

The foregoing descriptions of the awards under the Incentive Plan are not complete and are qualified by reference to the complete agreements, which are attached as exhibits to this report and incorporated by reference into this Item.

On February 18, 2016, the Compensation Committee approved bonuses under the Incentive Plan to various employees. However, the Compensation Committee did not approve any bonuses under the Incentive Plan to any of the Named Executive Officers or to Mr. Hewlett. The Compensation Committee had previously established performance goals for the year ended December 31, 2015 under the Incentive Plan (the "2015 Annual Cash Bonus Award Program"). For executives with company-wide responsibility, such as Messrs. McEvoy, Migura and Hewlett (following his appointment as Chief Operating Officer), achievement was measured by Oceaneering's net income for calendar year 2015; and for executives with profit center responsibilities, such as Messrs. Hewlett (prior to his appointment as Chief Operating Officer) and Kerins, achievement was measured for calendar year 2015 50% by Oceaneering's net income and 50% by the operating income of the respective service or product lines for which they had responsibility. As the Compensation Committee determined that the threshold levels of attainment of such performance goals were not achieved in 2015, no bonuses under the 2015 Annual Cash Bonus Award Program were awarded to the Named Executive Officers or Mr. Hewlett.

On February 19, 2015, the Compensation Committee elected to defer indefinitely increases in annual base salary for executive officers, including the Named Executive Officers and Mr. Hewlett. However, in connection with changes in executive officer appointments during 2015, the Compensation Committee approved changes in base salary for Messrs. Hewlett, Gerner and another executive officer. On February 18, 2016, the Compensation Committee of the Board elected to continue to generally defer increases in annual base salary for executive officers, except with respect to changes in responsibilities or other events. Accordingly, the annual base salaries for the Named Executive Officers and Mr. Hewlett, effective January 1, 2016, were are follows:

Name	2016 Base Salary
M. Kevin McEvoy	$715,000
Roderick A. Larson	$550,000
Clyde W. Hewlett	$432,000
W. Cardon Gerner	$325,000
Marvin J. Migura	$550,000
Kevin F. Kerins	$355,000

On February 18, 2016, the Compensation Committee approved a performance-based 2016 Annual Cash Bonus Award Program under the Incentive Plan, with any payments to be made no later than March 15, 2017. Bonuses under this program for executive officers will be determined by reference to the same measures as for 2015; provided, however, if the threshold level of performance with respect to consolidated net income approved by the Compensation Committee for payment of a bonus under the program is not achieved, then no cash bonus will be payable under the program for either net income or profit center performance. Under this program, the maximum possible bonuses for the Named Executive Officers and Mr. Hewlett, each as a percentage of such officer’s base salary for 2016, are as follows:

Name	Maximum Bonus as a Percentage of Base Salary
M. Kevin McEvoy	165%
Roderick A. Larson	138%
Clyde W. Hewlett	110%
W. Cardon Gerner	77%
Marvin J. Migura	138%
Kevin F. Kerins	88%
A summary of the 2016 Annual Cash Bonus Award Program is attached as an exhibit to this report and incorporated by reference into this Item.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following are being furnished as exhibits to this report.

10.1	Form of 2016 Restricted Stock Unit Agreement
10.2	Form of 2016 Performance Unit Agreement
10.3	2016 Performance Award: Goals and Measures, relating to the form of 2016 Performance Unit Agreement
10.4	Form of 2016 Nonemployee Director Restricted Stock Agreement
10.5	2016 Annual Cash Bonus Award Program Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	February 22, 2016	By:	/S/ DAVID K. LAWRENCE
David K. Lawrence
Senior Vice President, General Counsel
and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Form of 2016 Restricted Stock Unit Agreement
10.2	Form of 2016 Performance Unit Agreement
10.3	2016 Performance Award: Goals and Measures, relating to the form of 2016 Performance Unit Agreement
10.4	Form of 2016 Nonemployee Director Restricted Stock Agreement
10.5	2016 Annual Cash Bonus Award Program Summary